Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT
TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

 In connection with the filing of the amended Annual Report on Form 10-K/A for the year ended December 31, 2013 as filed with the Securities and Exchange Commission (the "Report") by IC Places, Inc. (the "Registrant"), I, Steven Samblis, hereby certify that:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

2.	The information contained in the Report fairly presents, in all material respects, the financial conditions and results of operations of Registrant.

Date: July 8, 2014

/s/ Steven Samblis
Steven Samblis
Chief Executive Officer
Chief Financial Officer